Exhibit 10.1

AMENDMENT NO. 1 TO SALES AGREEMENT

May 13, 2022

SVB SECURITIES LLC

1301 Avenue of the Americas, 12th Floor

New York, New York 10019

Ladies and Gentlemen:

This Amendment No. 1 to the Sales Agreement (this “Amendment”) is entered into as of the date first written above by Trevi Therapeutics, Inc. (the “Company”) and SVB Securities LLC (formerly known as SVB Leerink LLC) (the “Agent”), that are parties to that certain Sales Agreement, dated June 26, 2020 (the “Original Agreement”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreement. The parties, intending to be legally bound, hereby amend the Original Agreement as follows:

1.	All references to “SVB Leerink LLC” in the Original Agreement are hereby amended to read “SVB Securities LLC”.
2.	The reference to $12,000,000 in the first paragraph of Section 1 of the Original Agreement is hereby amended to read “$62,000,000”.
3.	The second paragraph of Section 1 of the Original Agreement is hereby amended and restated in its entirety as follows:

“The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Commission a registration statement on Form S-3 (File No. 333-239499), including (a) a base prospectus relating to certain securities, including the Common Stock, to be issued from time to time by the Company, and (b) a preliminary prospectus specifically relating to the Placement Shares to be issued from time to time pursuant to this Agreement (the “Preliminary Sales Agreement Prospectus”), both of which incorporate by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company will furnish to the Agent, for use by the Agent, copies of the final sales agreement prospectus included as part of such registration statement at the time the registration statement becomes effective and any prospectus supplement that relates to the sale of Placement Shares that is filed subsequent to the time the registration statement becomes effective (in either case, a “Sales Agreement Prospectus”), which Sales Agreement Prospectus will be filed under Rule 424(b) under the Securities Act. The Company may file one or more additional registration statements from time to time that will contain a base prospectus and related prospectus or prospectus supplement, if applicable (which shall be a Sales Agreement Prospectus), with respect to the Placement Shares. Except where the context otherwise requires, such registration statement(s), including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B or Rule 462(b) under the Securities Act, is herein called the “Registration Statement.” Each Sales Agreement Prospectus, including all documents incorporated therein by reference, in the form in which such Sales Agreement Prospectus has most recently been filed by the Company with the Commission pursuant to Rule

424(b) under the Securities Act, together with any “issuer free writing prospectus” (as used herein, as defined in Rule 433 under the Securities Act (“Rule 433”)), relating to the Placement Shares that (i) is required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i), in each case, in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g), is herein called the “Prospectus.””

4.	Section 6(vv) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(vv) As of a date within 60 days prior to the date hereof, the aggregate market value of the outstanding voting and non-voting common equity (as defined in Rule 405) of the Company held by persons other than affiliates of the Company (pursuant to Rule 144 of the Securities Act, those that directly, or indirectly through one or more intermediaries, control, or are controlled by, or are under common control with, the Company) (the “Non-Affiliate Shares”), was approximately $89,895,857 (calculated by multiplying (x) the price at which the common equity of the Company was last sold on Nasdaq on April 18, 2022 by (y) the number of Non-Affiliate Shares outstanding on May 4, 2022). The Company is not a shell company (as defined in Rule 405) and has not been a shell company for at least 12 calendar months previously.”

5.	Section 7(g) of the Original Agreement is hereby amended to change “$15,000” in clause (viii) to “$20,000”.
6.	The first sentence of Section 7(m) of the Original Agreement is hereby amended and restated in its entirety as follows:

“On or prior to the date on which the Company first delivers a Placement Notice pursuant to this Agreement (the “First Placement Notice Date”), on or prior to the date on which the Company first delivers a Placement Notice after execution of Amendment No. 1 to the Sales Agreement (the “Amendment,” and such date the “First Amendment Placement Notice Date”), and each time the Company:”

7.	Section 7(o) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(o) Intellectual Property Opinion. On or prior to the First Placement Notice Date and on or prior to the First Amendment Placement Notice Date, the Company shall cause to be furnished to the Agent the written opinion of each of Cooley LLP and Davidson, Davidson & Kappel, LLC, counsels for the Company with respect to intellectual property matters, or such other intellectual property counsel satisfactory to the Agent (“Intellectual Property Counsel”), each in form and substance satisfactory to the Agent and its counsel, each dated the date that the respective opinion letter is required to be delivered, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented.”

8.	Section 8(j) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(j) Secretary’s Certificate. On or prior to the First Placement Notice Date and on or prior to the First Amendment Placement Notice Date, the Agent shall have received a certificate, signed on behalf of the Company by the Secretary of the Company and attested to by an executive officer of the Company, dated as of such date and in form and substance satisfactory to the Agent and its counsel, certifying as to (i) the restated certificate of incorporation of the Company, (ii) the amended and restated bylaws of the Company, (iii) the resolutions of the board of directors of the Company or duly authorized committee thereof authorizing the execution, delivery and performance of this Agreement and the issuance and sale of the Placement Shares and (iv) the incumbency of the officers of the Company duly authorized to execute this Agreement and the other documents contemplated by this Agreement (including each of the officers set forth on Schedule 2).”

9.	A new Section 24 shall be added to the Original Agreement immediately after the current Section 23, and such new Section 24 shall read as follows:

“24. Recognition of the U.S. Special Resolution Regimes.  In the event that the Agent is a Covered Entity and becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from the Agent of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. In the event that the Agent is a Covered Entity and the Agent or a BHC Act Affiliate of the Agent becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against the Agent are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Agreement, (A) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (B) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (C) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (D) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

10.

Section 15 of the Original Agreement is supplemented and amended such that this Amendment and the Original Agreement, as amended hereby, constitute the entire agreement of the parties and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof and thereof. All references in the Original Agreement to the “Agreement” shall mean the Original Agreement as amended by this Amendment; provided, however, that all references to “date of this Agreement” in the Original Agreement shall continue to refer to the date of the Original Agreement.

11.	Schedules 1, 2 and 3 to the Original Agreement are each hereby amended and restated in their entirety as shown on Schedules 1, 2 and 3 hereto.
12.	Exhibit 7(m) to the Original Agreement is hereby amended and restated in its entirety as shown in Exhibit 7(m) hereto.
13.

The Company shall, in addition to the payment of expenses set forth in Section 7(g) of the Original Agreement, as amended hereby, pay the additional reasonable fees and disbursements of the Agent’s outside legal counsel in an amount not to exceed $75,000 in connection with the preparation and execution of this Amendment.

14.	Except as amended hereby, the Original Agreement as now in effect is ratified and confirmed hereby in all respects.

15.

The representations and warranties of the Company in Section 6 of the Original Agreement, as amended by this Amendment (a) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, and (b) to the extent such representations and warranties are not subject to any qualifications or exceptions relating to materiality or Material Adverse Effect, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof.

16.

The Company represents and warrants, and agrees with the Agent that: (a) this Amendment has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles; and (b) within two business days of the date hereof, the Company will file a Sales Agreement Prospectus.

17.

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

18.

Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any of the transactions contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum, or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy (certified or registered mail, return receipt requested) to such party at the address in effect for notices under Section 12 of the Original Agreement, as amended hereby, and agrees that such service shall constitute good and sufficient notice of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

19.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Amendment by one party to the other may be made by facsimile or electronic transmission. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows.]

If the foregoing correctly sets forth the understanding between the Company and the Agent, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Agent.

Very truly yours,

SVB SECURITIES LLC

By:	/s/Peter M. Fry
	Name:	Peter M. Fry
	Title:	Head of Alt Equities

[Signature Page to Amendment No. 1 To Sales Agreement]

ACCEPTED as of the date first-above written:

TREVI THERAPEUTICS, INC.

	By:	/s/Lisa Delfini
		Name:	Lisa Delfini
		Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 To Sales Agreement]

SCHEDULE 1

FORM OF PLACEMENT NOTICE

From:[                                     ]

[TITLE]

Trevi Therapeutics, Inc.

Cc:[                                     ]

To:SVB Securities LLC

Subject:SVB Securities—At the Market Offering—Placement Notice

Ladies and Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Sales Agreement, dated June 26, 2020, as amended by Amendment No. 1, dated May 13, 2022 (the “Agreement”), by and between Trevi Therapeutics, Inc., a Delaware corporation (the “Company”), and SVB Securities LLC (“SVB Securities”), I hereby request on behalf of the Company that SVB Securities sell up to [  ] shares of common stock, $0.001 par value per share, of the Company (the “Shares”), at a minimum market price of $      per share[; provided that no more than [  ] Shares shall be sold in any one Trading Day (as such term is defined in Section 3 of the Agreement)].  Sales should begin [on the date of this Placement Notice] and end on [DATE] [until all Shares that are the subject of this Placement Notice are sold].

SCHEDULE 2

The Company

Jennifer L. Good

Lisa Delfini

SVB Securities

Gabriel Cavazos

Brian Swanson

Oren Karsen

atm@svbsecurities.com

SCHEDULE 3

Compensation

The Company shall pay the Agent compensation in cash equal to 3.0% of the gross proceeds from the sales of Placement Shares pursuant to the terms of the Agreement of which this Schedule 3 forms a part.

Exhibit 7(m)

OFFICERS’ CERTIFICATE

Each of Jennifer L. Good, the duly qualified and elected Chief Executive Officer of Trevi Therapeutics, Inc., a Delaware corporation (the “Company”), and Lisa Delfini, the duly qualified and elected Chief Financial Officer of the Company, does hereby certify in her respective capacity and on behalf of the Company, pursuant to Section 7(m) of the Sales Agreement, dated June 26, 2020, as amended by Amendment No. 1, dated May 13, 2022 (the “Sales Agreement”), by and between the Company and SVB Securities LLC, that, after due inquiry, to the best of the knowledge of the undersigned:

(i)The representations and warranties of the Company in Section 6 of the Sales Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions relating to materiality or Material Adverse Effect, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof.

(ii)The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Sales Agreement at or prior to the date hereof.

(iii)As of the date hereof, (A) the Registration Statement complies in all material respects with the requirements of the Securities Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (B) the Prospectus complies in all material respects with the requirements of the Securities Act does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (C) no event has occurred as a result of which it is necessary to amend or supplement the Registration Statement or the Prospectus in order to make the statements therein not untrue or misleading or for clauses (A) and (B) above, to be true and correct.

(iv)There has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiary, considered as one enterprise, whether or not arising in the ordinary course of business, since the date as of which information is given in the Prospectus, as amended or supplemented to the date hereof.

(v)The Company does not possess any material non-public information.

(vi)The maximum amount of Placement Shares that may be sold pursuant to each outstanding Placement Notice has been duly authorized by the Company’s board of directors or a duly authorized committee thereof pursuant to a resolution or unanimous written consent in accordance with the Company’s restated certificate of incorporation, amended and restated bylaws and applicable law.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Sales Agreement.

IN WITNESS WHEREOF, each of the undersigned, in such individual’s respective capacity as Chief Executive Officer or Chief Financial Officer of the Company, has executed this Officers’ Certificate on behalf of the Company.

By:/s/ Jennifer L. Good

Name: Jennifer L. Good

Title: Chief Executive Officer

Date:

By:/s/ Lisa Delfini

Name: Lisa Delfini

Title: Chief Financial Officer

Date:

[Signature Page to Officer’s Certificate]